UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2015
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2015, CAI International, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the amended CAI International, Inc. 2007 Equity Incentive Plan (the “2007 Plan”).  The 2007 Plan was amended to increase the number of shares authorized for issuance under the 2007 Plan by an additional 200,000 shares.  The 2007 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2007 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2015 (the “Proxy Statement”).  The forgoing summaries of the 2007 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2007 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2015, the Company held the Annual Meeting in Palo Alto, California.  At the Annual Meeting, there were 19,945,395 shares represented to vote either in person or by proxy, or 94.34% of the outstanding shares entitled to vote, which represented a quorum.  The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.    Hiromitsu Ogawa and William W. Liebeck were elected as Class II directors of the Company, each to serve for a term of three years or until his respective successor has been duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hiromitsu Ogawa	16,831,510	2,473,291	640,594
William W. Liebeck	18,484,012	820,789	640,594

2.    KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,212,667	724,749	7,979	—

3.    The advisory resolution to approve the compensation of the Company’s named executive officers was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,672,376	535,310	97,115	640,594

4.    The amended CAI International, Inc. 2007 Equity Incentive Plan was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,109,781	1,180,185	14,835	640,594

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	CAI International, Inc. 2007 Equity Incentive Plan (As amended effective June 5, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: June 9, 2015	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	CAI International, Inc. 2007 Equity Incentive Plan (As amended effective June 5, 2015).